                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                        MARCH 7, 2003 (FEBRUARY 20, 2003)


                            PEROT SYSTEMS CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                        0-22495                        75-2230700
-------------------------------    ------------------------    ---------------------------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)

                             2300 WEST PLANO PARKWAY
                               PLANO, TEXAS 75075
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 577-0000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 20, 2003, Perot Systems Corporation, a Delaware corporation ("PSC"), through its wholly-owned subsidiary Perot Systems Government Services, Inc., a Virginia corporation ("PSGS"), acquired all of the issued and outstanding capital stock (the "Stock") of Soza & Company, Ltd., a Virginia corporation ("Soza"), for (i) $75,000,000 paid in cash at the closing (plus excess cash and less debt and seller transaction costs), and (ii) up to three additional payments to be paid in cash, or at the option of PSC, 70% in common stock of PSC, such payments being contingent on the business of Soza achieving certain levels of financial performance during the two year period following the closing. Such contingent payments, if any, may not exceed $32,000,000 in the aggregate. The purchase price is subject to reduction based on levels of working capital, closing cash balances and long term net asset balances of Soza as of the closing. The purchase price was determined using a combination of discounted cash flow and net book value analyses. The consideration for the purchase of the Stock was determined by arm's-length negotiations between representatives of PSC and the stockholders of Soza.

         The sale was consummated pursuant to a Stock Purchase Agreement, dated February 4, 2003, among PSC, PSGS, Soza and the stockholders of Soza. The cash consideration paid at closing for the Stock was from PSC's cash on hand.

         Soza is engaged in the business of providing information technology, management consulting, financial services and environmental services primarily to public sector clients. Generally, PSC, through PSGS, will continue operating the business as previously operated by Soza.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

                  Historical financial information regarding Soza is not required to be filed in this Current Report on Form 8-K.

         (b) Pro Forma Financial Information.

                  Pro forma financial information is not required to be filed in this Current Report on Form 8-K.

         (c) Exhibits.

   Exhibit
   Number                              Description
   -------                             -----------

     *2.1 Stock Purchase Agreement, dated as of February 4, 2003, by and among Perot Systems Corporation, a Delaware corporation, Perot
                Systems Government Services, Inc., a Virginia corporation, Soza
                & Company, Ltd., a Virginia corporation and the stockholders of Soza (including Exhibit A but excluding Exhibits B, C, C-1, C-2,
                C-3, C-4, D-1, D-2, D-3, E, F-1, F-2, G and H and the
                schedules**).

*        Filed herewith.

** The schedules and exhibits to this agreement were omitted in reliance upon Item 601(b)(2) of Regulation S-K. A description of each omitted schedule and exhibit is included with the agreement. PSC agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: March 7, 2003                  PEROT SYSTEMS CORPORATION



                                            By: /s/ Rex Mills
                                                --------------------------------
                                                Rex Mills
                                                Assistant Secretary

                                INDEX TO EXHIBITS



   Exhibit
   Number                               Description
   -------                              -----------
    *+2.1       Stock Purchase Agreement, dated as of February 4, 2003, by and among Perot Systems Corporation, a Delaware corporation, Perot
                Systems Government Services, Inc., a Virginia Corporation, Soza
                & Company, Ltd., a Virginia corporation and the stockholders of
                Soza (including Exhibit A but excluding Exhibits B, C, C-1, C-2,
                C-3, C-4, D-1, D-2, D-3, E, F-1, F-2, G and H and the
                schedules).

*        Filed herewith.

+ Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted information has been filed with the Securities and Exchange Commission.